                          SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement       [_] Confidential, for Use of the
                                          Commission Only (as permitted by
                                          Rule 14a-6(e)(2))

[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                           The L.S. Starrett Company
              ------------------------------------------------
              (Name of Registrant as Specified In Its Charter)


              ------------------------------------------------
                 (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ________________________________________________________________________

    (2) Aggregate number of securities to which transaction applies:

        ________________________________________________________________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ________________________________________________________________________

    (4) Proposed maximum aggregate value of transaction:

        ________________________________________________________________________

    (5) Total fee paid:

        ________________________________________________________________________

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ________________________________________________________________________

    (2) Form, Schedule or Registration Statement No.:

        ________________________________________________________________________

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        ________________________________________________________________________

    (4) Date Filed:

        ________________________________________________________________________

                           THE L.S. STARRETT COMPANY

                           ATHOL, MASSACHUSETTS 01331

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                              SEPTEMBER 17, 1997

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the stockholders of The L.S. Starrett Company will be held at the office of the Company in Athol, Massachusetts, on Wednesday, September 17, 1997 at 2:00 p.m. for the following purposes:

1. To elect a class of two directors, each to hold office for a term of three years and until his successor is chosen and qualified.

2. To adopt the 1997 Employees' Stock Purchase Plan described in the attached Proxy Statement.

3. To amend the Company's Restated Articles of Organization to increase the aggregate number of shares of Class A Common Stock, $1.00 par value, that the Company shall have authority to issue from 10,000,000 shares to 20,000,000 shares.

4. To consider and act upon any other matter that may properly come before the meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed July 25, 1997 as the record date for the determination of stockholders entitled to vote at the Annual Meeting, or any adjournments thereof, and to receive notice thereof. The transfer books of the Company will not be closed.

     You are requested to execute and return the enclosed proxy, which is solicited by the management of the Company.


                                            Peter MacDougall, Clerk

Athol, Massachusetts
August 15, 1997

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED FORM OF PROXY IN THE ENCLOSED STAMPED AND ADDRESSED ENVELOPE. IF YOU DESIRE TO VOTE YOUR SHARES IN PERSON AT THE ANNUAL MEETING, YOUR PROXY WILL BE RETURNED TO YOU.

                                PROXY STATEMENT

                        ANNUAL MEETING OF STOCKHOLDERS

                                      OF

                           THE L.S. STARRETT COMPANY

                          ATHOL, MASSACHUSETTS 01331

     The enclosed form of proxy and this Proxy Statement have been mailed to stockholders on or about August 15, 1997 in connection with the solicitation by the Board of Directors of The L.S. Starrett Company (the "Company") of proxies for use at the Annual Meeting of Stockholders to be held at the office of the Company in Athol, Massachusetts on Wednesday, September 17, 1997 at 2:00 p.m., or at any adjournments thereof, for the purposes set forth in the accompanying notice of annual meeting of stockholders.

     It is the intention of the persons named as proxies to vote shares represented by duly executed proxies for the proposals described in this Proxy Statement unless contrary specification is made. Any such proxy may be revoked by a stockholder at any time prior to the voting of the proxy by a written revocation received by the Clerk of the Company, by properly executing and delivering a later-dated proxy, or by attending the meeting, requesting return of the proxy and voting in person. A PROXY, WHEN EXECUTED AND NOT SO REVOKED, WILL BE VOTED AT THE MEETING, INCLUDING ANY ADJOURNMENTS THEREOF; AND IF IT CONTAINS ANY SPECIFICATIONS, IT WILL BE VOTED IN ACCORDANCE THEREWITH.

     Stockholders of record as at the close of business on July 25, 1997 will be entitled to vote at this meeting. On that date, the Company had outstanding and
entitled to vote [                ] shares of Class A Stock and [             ]
shares of Class B Stock. Each outstanding share of Class A Stock entitles the record holder thereof to one vote and each outstanding share of Class B Stock entitles the record holder thereof to ten votes. The holders of Class A Stock are entitled to elect 25% of the Company's directors to be elected at each meeting and such holders voting together with the holders of Class B Stock as a single class are entitled to elect the remaining directors to be elected at the meeting. Except for the foregoing and except as provided by law, all actions submitted to a vote of stockholders will be voted on by the holders of Class A and Class B Stock voting together as a single class. Pursuant to Massachusetts law, the Company's Board of Directors is divided into three classes with one class to be elected at each annual meeting of stockholders.


                           I. ELECTION OF DIRECTORS

     The Board of Directors has fixed the number of directors at seven and designated Andrew B. Sides, Jr., Douglas R. Starrett and Roger U. Wellington, Jr. to serve as Class I Directors; Douglas A. Starrett and William S. Hurley to serve as Class II Directors; and George B. Webber and Richard B. Kennedy to serve as Class III Directors; and, in the case of each director, until his successor is chosen and qualified.

     It is the intention of the persons named in the proxy to vote for the election of the two persons named below as Class II Directors, each to hold office for a term of three years and until his successor is chosen and qualified.

     The names and ages of the nominees for directors proposed by the management, their principal occupation, the significant business directorships they hold, the years in which they first became directors of the Company and the amount of securities of the Company beneficially owned by them as of July 25, 1997 are as follows:


                                                                                                        SHARES BENEFICIALLY
                                                                                                             OWNED (1)
                                                   PRINCIPAL                                            (PERCENT OF CLASS)
                                                  OCCUPATION                    DIRECTOR            ----------------------------
          NAME(AGE)                              DIRECTORSHIPS                   SINCE              CLASS A              CLASS B
          ---------                              -------------                  --------            -------              -------
CLASS II--DIRECTOR TO BE ELECTED BY CLASS A STOCKHOLDERS:

William S. Hurley(53)                     Vice President and Chief Financial      1993               200(6)                   --
                                          Officer, CYBEX International, Inc.,                           (*)
                                          Medway, Massachusetts, producer of
                                          fitness equipment.

CLASS II - DIRECTOR TO BE ELECTED BY CLASS A AND CLASS B STOCKHOLDERS VOTING TOGETHER:

Douglas A.  Starrett(45)                  President of the Company.               1984            10,257(2)            20,797(2)


     The following table sets forth the names and ages of the Class I and III Directors, their principal occupations, the significant business directorships they hold, the years in which they first became directors of the Company and the amount of securities of the Company beneficially owned by them as of July 25, 1997:


                                                                                                         SHARES BENEFICIALLY
                                                                                                             OWNED (1)
                                                   PRINCIPAL                                             (PERCENT OF CLASS)
                                                  OCCUPATION                    DIRECTOR            ----------------------------
          NAME(AGE)                              DIRECTORSHIPS                   SINCE              CLASS A              CLASS B
          ---------                              -------------                  --------            -------              -------
CLASS III--DIRECTORS SERVING UNTIL 1998 ANNUAL MEETING OF STOCKHOLDERS:

Richard B. Kennedy(54)                    Vice President, Abrasives Marketing     1996              100(6)                    --
                                          Group, Norton Company, Worcester,                            (*)                    (*)
                                          Massachusetts, producer of abrasives
                                          and engineered materials.

George B. Webber(76)                      Vice President, Webber                  1962           68,649(5)              79,435(5)
                                          Gage Division of the Company.                                [-]                    [-]

CLASS I--DIRECTOR SERVING UNTIL 1999 ANNUAL MEETING OF STOCKHOLDERS:

Andrew B. Sides, Jr.(72)                  Consultant; formerly CEO of             1986                 250                    250
                                          Rhode Island Tool Company,                                   (*)                    (*)
                                          Providence, Rhode Island,
                                          producer of forgings; Director,
                                          Colonial Gas Company.

Douglas R. Starrett(77)                   Chairman and CEO of the Company.        1952           53,686(3)              50,240(3)

                                                                                                       [-]                    [-]
Roger U. Wellington, Jr.(56)              Treasurer and Chief Financial           1987            7,137(4)               2,988(4)
                                          Officer of the Company.                                      (*)                    (*)

------------
(1) Includes shares beneficially owned as defined in applicable rules of the Securities and Exchange Commission, whether or not interest in such shares is disclaimed by the nominee. All shares are held with sole voting and investment power except as indicated below for certain nominees.
(2) Includes 414 Class A and 550 Class B shares held with shared voting and investment power and 5,544 Class A and 1,776 Class B shares held with sole voting power only. Douglas A. Starrett is the son of Douglas R. Starrett.
(3) Includes 9,495 Class A and 21,158 Class B shares held with shared voting and investment power, 3,272 Class A and 676 Class B shares held with shared voting power only and 5,555 Class A and 4,369 Class B shares held with sole voting power only.
(4) Includes 916 Class A and 944 Class B shares held with shared voting and investment power and 6,221 Class A and 2,044 Class B shares held with sole voting power only.
(5) Includes 4,431 Class A and 2,621 Class B shares held with sole voting power only.
(6) Shares are held with shared voting and investment power.
* Less than 1%

   At July 25, 1997, the directors' and officers' beneficial ownership of the Company's Common Stock consisted of 143,952 Class A and 153,710 Class B shares ([___% and ___%], respectively, of the outstanding shares). Of these shares, James S. Carey, Vice President Sales of the Company, owned 3,674 Class A and 640 Class B shares. All shares beneficially owned by the directors and officers were held with sole voting and investment power, except that 11,616 Class A and 22,652 Class B shares were held with shared voting and investment power, 3,272 Class A and 676 Class B shares were held with shared voting power only and 24,934 Class A and 11,450 Class B shares were held with sole voting power only.

   Richard Newton, Douglas A. Starrett and Roger U. Wellington, Jr., as Trustees under the Company's 401(k) Stock Savings Plan and Employee Stock Ownership Plan, c/o the Company, 121 Crescent Street, Athol, Massachusetts 01331, at July 25, 1997 owned beneficially [_______] Class A and [_______] Class B shares ([____% and ____%], respectively, of the outstanding shares) of Common Stock of the Company, all of which were held with sole dispositive power subject to the terms of the respective Plans and [_____] Class A and [_____] Class B shares were held with sole voting power. Except for an aggregate of 25,023 Class A and 11,486 Class B shares allocated to the accounts of Douglas A. Starrett, Roger U. Wellington, Jr., George B. Webber and Douglas R. Starrett in the Plans, such shares are not reflected in the holdings in the above table.

   All of the nominees and directors listed above have had the principal occupations listed for at least five years except for Douglas R. Starrett who was President of the Company until 1994, Douglas A. Starrett who was Executive Vice President of the Company until 1994 and except for William S. Hurley who was Vice President Controller of Bolt Beranek and Newman, Inc. until 1996.

   The following table sets forth the persons or groups known by the Company to be beneficial owners of more than 5% of the Company's Common Stock.

                          NAME                  AMOUNT
  TITLE               AND ADDRESS            AND NATURE OF        PERCENT
   OF                OF BENEFICIAL            BENEFICIAL             OF
  CLASS                  OWNER                 OWNERSHIP           CLASS
  -----              -------------           -------------        -------
 Class A            David L. Babson         635,600 shares*       [     ]
                      & Co, Inc.
                  One Memorial Drive
                  Cambridge, MA  02142

    *400,300 shares are held with sole voting and investment power and 235,300 shares are held with shared voting and sole investment power.

     During the fiscal year ended June 28, 1997, there were five meetings of the Company's Board of Directors, three meetings of the Audit Committee and one meeting of the Salary (Compensation) Committee. The members of the Audit Committee during fiscal 1997 were Messrs. Kennedy, Hurley and Sides. In general, the Audit Committee recommends to the Board of Directors the independent auditors to be selected and confers with the Company's independent auditors to review the audit scope, the Company's internal controls, financial reporting issues, results of the audit and the range of non-audit services. See also "Relationship with Independent Accountants" below. The members of the Salary Committee during fiscal 1997 were Messrs. Kennedy, Hurley, Sides and Douglas R. Starrett. The function of the Salary Committee is to review the salaries of key management personnel. The Company does not have a standing nominating committee.

     Directors who are not employees of the Company receive an annual retainer fee of $6,000 payable in quarterly installments and a fee of $700, plus expenses, for each Board of Directors and committee meeting that they attend. Only one meeting attendance fee is paid for attending two meetings on the same day. All directors attended at least 75% of the aggregate number of all meetings of the Board of Directors and of all committees on which they served. Non-employee directors may elect to defer part or all of their director's fees in which event such deferred fees and interest thereon will generally be payable in five equal annual installments after they cease to be a director.

A. COMPENSATION COMMITTEE REPORT

     During fiscal 1997, the Compensation Committee of the Company was chaired by William S. Hurley. The members of the Committee are all the outside directors and the Chairman and CEO of the Company. The Committee reviews and sets compensation for all the executive officers listed in the proxy statement. The Chairman and CEO is not present when his compensation is considered.

     Setting compensation is not done by formula. It is a subjective judgment based on the following factors.

     We do not look at the performance of just one year, but for a number of years, and consider the economic climate in all areas of the world where we operate. We look at how both stockholders and employees at all locations have fared during these periods.

     In particular, we look at stockholders' equity, which shows the value of the Company to the stockholders. We also look at the dividend policy of the Company to make sure that it is consistent or improving, since this is important to all stockholders. At the same time, we must see that there are funds left in the Company to provide for growth.

     We consider stock price movement, bearing in mind that the stock market is generally short-term oriented and subjected to pressures that are not under the control of executive officers.

     Compensation is primarily made up of basic salary. We make a judgment based on competitive compensation of companies of similar size and in similar fields, as shown by a national survey, The National Executive Compensation Survey. This is the most comprehensive survey of its kind. It covers top executive positions for manufacturing organizations by sales volume. We also draw on our knowledge of the market cost of any executive who might have to be replaced.

     There are also long-term incentives for everyone in the Company, including the officers, to own company stock. This is available by way of an ESOP, a 401(k) plan, and stock option plans approved by stockholders. All officers participate in these plans.

     The Company does not have special perks for executives that are not available to everyone in the Company, and we maintain a common sense relationship between executive pays and average pays.

     The performance of the Company in the early years of the 90's was hurt by the poor economic climate in most of the world. Even though competition is fierce in our product lines, the Company has remained stable, profitable, and the equity of the Company has increased each year. The Company has remained in good shape to meet the future, but in recognition of the economic climate in the first part of this decade, the salary for the CEO and most other executives was held steady for the five years through fiscal 1995.

     During the past two years there has been a definite improvement in the worldwide performance of the Company, attributable more to efforts within the Company than to rising economies. During fiscal year 1996 there were modest increases in total compensation of the CEO and other officers as outlined in last year's report. However, all executive pays were essentially held level during the 1997 fiscal year, even though the results last year were fairly exceptional. This is the reason. We have previously stated that our executive pays lagged behind competitive executive pays by almost any measure, and we expect to provide the opportunity to close this gap through an incentive plan based on the performance of the whole Company.

                            Compensation Committee

                          William S. Hurley, Chairman
                              Richard B. Kennedy
                             Andrew B. Sides, Jr.
                              Douglas R. Starrett

         Compensation Committee Interlocks and Insider Participation:

   There were no Compensation Committee interlocks during the last fiscal year. Douglas R. Starrett, Chairman and CEO of the Company, served as a member of the Company's Compensation Committee during fiscal 1997.

B. REMUNERATION

   The following information is given on an accrual basis for the last three fiscal years with respect to the executive officers of the Company who earned at least $100,000 in fiscal 1997:


                           SUMMARY COMPENSATION TABLE

                                        ANNUAL COMPENSATION              LONG-TERM COMPENSATION
                                   --------------------------------    --------------------------
                                                             PROFIT
NAME AND POSITION                    YEAR         SALARY   SHARING/1/    OPTIONS  COMPENSATION/2/
----------------------              -------      --------  ---------     -------  -------------

D.R. Starrett                          1995      $250,000        ---      300         $4,469
Chairman and CEO                       1996       270,883    $10,625      300          2,521
                                       1997       275,000     [    ]      300          2,938

D.A. Starrett                          1995       152,500        ---      300          2,542
President                              1996       170,883      6,650      400          2,847
                                       1997       172,000     [    ]      300          2,841

G.B. Webber                            1995       130,000        ---      400          4,091
Vice President -                       1996       110,000      4,600      109          1,788
Webber Gage Division                   1997        90,000     [    ]      200          1,552

R.U. Wellington, Jr.                   1995       143,000        ---    1,245          2,383
Treasurer and CFO                      1996       150,833      5,955       61          2,514
                                       1997       152,000     [     ]   2,071          2,604

--------------------------------
/1/ Under the Company's Profit-Sharing Plan, most domestic employees of the Company with at least one year's service share in proportion to their base compensation in a fund equal to 20% of the excess of pre-tax domestic operating profits over 10% of domestic sales, subject to certain limitations. Payments are made annually in cash. No amounts were payable under such plan for fiscal 1995. In addition to payments under such plan, the fiscal 1996 profit sharing amounts include a one-time discretionary bonus paid to all employees entitled for fiscal 1996 to participate in the Plan, which amounted to 1% of their base salary.

/2/ Consists of the market value of the one-third matching shares allocated under the Company's 401(k) plan.

C. RETIREMENT PLAN

     The Company's Employees' Retirement Plan covers all domestic employees who have at least one year of service and have attained age 21. Benefits under the Retirement Plan are determined by reducing a formula amount calculated under the Retirement Plan by 90% of the annuity value of the employee's vested account balance, if any, under The L.S. Starrett Company Employee Stock Ownership Plan (the "ESOP"). See below, "Employee Stock Savings and Ownership Plans." At no time will the combined benefit of any participant under the Retirement Plan and the ESOP be less than such participant's benefits, if any, under the Retirement Plan before establishment of the ESOP. The formula amount calculated under the Retirement Plan is based on the sum of 1.25% of the employee's average base salary up to his Social Security Covered Compensation plus 1.70% of the employee's average base salary over Covered Compensation, times the number of years of service up to but not exceeding 33 years (35 years for retirements after June 30, 1998). An employee's average base salary is his average base salary for the five consecutive highest paid of his last ten years of employment.

     Pursuant to provisions of the Internal Revenue Code of 1986, as amended, not more than $160,000 of a participant's annual compensation may be taken into account in computing a participant's benefit under the plan and annual annuity benefits may not exceed a specified dollar limit (in general for 1997, $120,000). However, this limitation shall not operate to reduce the benefits of any employee accrued prior to the 1994 plan year. The Company has established a Supplemental Executive Retirement Plan ("SERP") to provide on an unfunded basis out of the general assets of the Company benefits earned under the Retirement Plan formula that are in excess of Internal Revenue Code limits. Amounts paid under the Company's Profit-Sharing Plan are not included in base salary. At July 1, 1997, under the Retirement Plan and SERP the credited years of service of certain executive officers of the Company and their credited salaries for the fiscal year then ended were as follows: Douglas R. Starrett--33 years, $275,000; George B. Webber--33 years, $90,000; Douglas A. Starrett--19 years, $172,000; and Roger U. Wellington, Jr.--11 years, $152,000.

     The following table sets forth estimates of the pre-offset formula benefit amount determined under the Retirement Plan for employees in various salary and years-of-service categories, calculated as a benefit payable upon retirement at age 65. In the case of any employee with a vested account balance under the ESOP, the formula benefit amount under the Retirement Plan, estimates of which are shown below, would be subject to offset by 90% of the annuity value of the ESOP vested account balance, but no deduction would be made for Social Security benefits or other offset amounts.

                               PENSION PLAN TABLE

          Average               Years of Credited Service
       Annual Earnings            15       25       35
                                ------  -------  -------

          $125,000              30,015   50,025   70,035
           150,000              36,390   60,650   84,910
           175,000              42,765   71,275   99,785
           200,000              49,140   81,900  114,660
           225,000              55,515   92,525  129,535
           250,000              61,890  103,150  144,410
           275,000              68,265  113,775  159,285

D. EMPLOYEE STOCK SAVINGS AND OWNERSHIP PLANS

     The Company has for its domestic employees an Employee Stock Ownership Plan
(ESOP), established in 1984, and a 401(k) Stock Savings Plan (401(k) Plan), which was established in 1986. Both are designed to supplement retirement benefits provided under the Company's Retirement Plan and to enable employees to share in the growth of the Company.

     In November 1984 the ESOP purchased 800,000 shares of stock from the Company using funds obtained from borrowings guaranteed by the Company that were repaid over a ten year period. Contributions made by the Company as well as dividends paid on the ESOP's stock holdings were used to repay the ESOP indebtedness. As the indebtedness was repaid, the stock was allocated to accounts of participants in the ESOP. Additional cash contributions were made by the Company to make up for the dividends that were used to pay debt service.
All employees of the Company are participants in the ESOP after completing one year of service and attaining age 21. Allocations to a participant's account under the ESOP are made in proportion to the ratio that the participant's compensation bears to the aggregate compensation of all participants. As of June 25, 1994, all available ESOP shares had been allocated and, consequently, no allocations other than forfeitures have been made during the past three years.

     Employees who retire, die, or otherwise terminate employment under the ESOP will be entitled to receive their vested account balance, which will generally be distributed at the same time that the employee is eligible to begin receiving a benefit under the Retirement Plan. An amount equal to 90% of an employee's vested ESOP account balance, expressed in annuity form, will be used to offset the employee's benefit under the Retirement Plan. See above, "Retirement Plan."

     The 401(k) Plan is a savings and salary deferral plan that is intended to qualify for favorable tax treatment under Section 401(k) of the Internal Revenue Code. To be a participant an employee must have completed six months of service and be at least 18 years old. Plan participants may authorize deferral of a portion of their salary through payroll deductions. Participants may elect to have up to 15% of their compensation (as determined under the Plan) contributed to a trust fund established for the Plan as a salary deferral contribution.

     The Company may contribute to the Plan quarterly on behalf of each participant a matching contribution in Common Stock of the Company equal to a portion of the participant's salary deferral contribution. At present, the matching contribution is equal to one-third of the participant's salary deferral contribution. Salary deferral contributions vest immediately. Matching contributions vest immediately for participants with five or more years of service or at death, disability or retirement if earlier.

     Participants in the 401(k) Plan are not subject to Federal or state income tax on salary deferral contributions or on Company matching contributions or the earnings thereon until such amounts are withdrawn from the Plan. Amounts contributed to the Plan are invested in the Company's Common Stock. Withdrawals from the Plan may only be made upon termination of employment, attainment of age 59 1/2 or in connection with certain provisions of the Plan that permit hardship withdrawals. The Plan also permits loans to participants.

     For the last three fiscal years ended June 28, 1997, Company matching contributions for all executive officers of the Company as a group were 1,783 shares and for all employees of the Company as a group were 61,041 shares.

E. STOCK OPTION AND PURCHASE PLANS

     The Company currently has in effect for the benefit of eligible employees the 1992 Employees' Stock Purchase Plan (the "1992 Plan") to provide a convenient means for these employees to acquire an interest in the future of the Company by purchasing up to 800,000 shares of Common Stock. At June 28, 1997, there were 1,728 employees eligible to participate in the 1992 Plan.

     The option price to purchase shares of the Company's Common Stock under the 1992 Plan is the lower of 85% of the market price on the date of grant or 85% of the market price on the date of exercise (two years from the date of grant). The Company also sells treasury shares to employees under an Employees' Stock Purchase Plan adopted in 1952 (the "1952 Plan"). The Company, from time to time, purchases these shares in the open market to be held in treasury. The Company pays brokerage and other expenses incidental to purchases and sales under the 1952 Plan and employees may authorize regular payroll deductions for purchases of shares.

     The following table sets forth information regarding options for shares of the Company's Common Stock under the terms of the Company's stock option and purchase plans for the executive officers of the Company:

                       OPTION GRANTS IN LAST FISCAL YEAR


                                         CLASS OF STOCK     AS %
                                           AND NUMBER     OF TOTAL     MARKET                             GRANT
                                           OF OPTIONS    EMPLOYEES    PRICE AT   EXERCISE   EXPIRATION    DATE
                 NAME                       GRANTED        GRANTS    GRANT DATE  PRICE (1)     DATE     VALUE (2)
                                         --------------  ----------  ----------  ---------  ----------  ---------

D.R. Starrett..........................     200 Class A       .8        27.25     23.17     11/18/98     1,400
                                            100 Class B       .7        30.38     25.82     05/05/99       800

D.A. Starrett..........................     200 Class A       .8        27.25     23.17     11/18/98     1,400
                                            100 Class B       .7        30.38     25.82     05/05/99       800

G.B. Webber............................     100 Class A       .4        27.25     23.17     11/18/98       700

R.U. Wellington, Jr....................   2,071 Class A      8.8        27.25     23.17     11/18/98    14,600

--------------
(1) Exercise price represents 85% of market price on dates of grant. Exercise price will be 85% of market price on date of exercise, if lower.
(2) Based on the Black-Scholes option pricing model (assuming volatility of 17% and an interest rate of 6.0%).

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND FISCAL YEAR END VALUES

                                                                  VALUE OF
                                                   NUMBER OF     UNEXERCISED
                                                  UNEXERCISED   IN-THE-MONEY
                                                   OPTIONS AT    OPTIONS AT
                                                  FISCAL YEAR    FISCAL YEAR
                          NUMBER OF      VALUE     END (NONE      END (NONE
                       SHARES ACQUIRED  REALIZED  EXERCISABLE)  EXERCISABLE)
                       ---------------  --------  ------------  -------------

D.R. Starrett........       300          $ 2,770       600        $ 5,683

D.A. Starrett........       300            2,770       700          6,901

G.B. Webber..........       200            1,700       209          1,908

R.U. Wellington, Jr..     1,245           10,583     2,132         18,264

F. STOCK PERFORMANCE GRAPH

     The following graph sets forth information comparing the cumulative total return to holders of the Company's Common Stock over the last five fiscal years with (1) the cumulative total return of the Standard & Poor's 500 Index ("S&P 500") and (2) an index reflecting the cumulative total returns of the following companies ("Peer Group"): Danaher, Regal Beloit, Kennametal, WD-40, Stanley, Black & Decker, IMO Industries and Brown & Sharpe.

                     [CHART APPEARS HERE]

              6/92    6/93    6/94    6/95    6/96    6/97
Peer Group     100  106.75  111.80  151.06  201.66  238.81

Starrett       100  101.75   92.80  100.72  119.14  149.87

S&P            100  113.67  115.20  145.14  182.78  246.08


                    II.  1997 EMPLOYEES' STOCK PURCHASE PLAN

     The Company proposes to offer to its eligible employees rights to subscribe for up to 800,000 shares of its Common Stock over a five year period commencing September 17, 1997 in accordance with The L.S. Starrett Company 1997 Employees' Stock Purchase Plan (the "1997 Plan"). Like previous Plans that have been in effect for many years, the primary purpose of the 1997 Plan is to provide a convenient means for eligible employees to acquire an interest in the future of the Company by purchasing its Common

Stock at an option price. The Company has had great success with its previous employees' stock plans, both by providing additional interest and security on the part of the participants and, from the point of view of stockholders, by the resulting improved performance. The new Plan contains substantially the same operative provisions as the 1992 Employees' Stock Purchase Plan (the "1992 Plan").

     The 1997 Plan provides that the options may cover shares of Class A or Class B Stock as the Company shall determine. The principal difference between the Class A Stock and the Class B Stock is their respective voting rights, as described above on page 1. Class B Stock is otherwise identical to the Class A Stock except (i) that it is generally non-transferable except to lineal descendants, (ii) cannot receive more dividends per share than the Class A Stock and (iii) can be converted to Class A Stock at any time. It is expected that any issuances of Class B Stock pursuant to the 1997 Plan, by increasing the voting power of the Company's employees and management, would make it more difficult for a potential acquiror to acquire control of the Company through unsolicited takeover attempts or hostile takeover tactics. This measure would thereby discourage offers for the Company, and create greater stability for the Company, its employees and stockholders.

     The 1992 Plan expires on September 16, 1997, and no options under that Plan may be granted thereafter. The new Plan will give new employees an opportunity to participate in the success of the Company and allow present employee stockholders to invest further if they so desire. Your management feels that a further financial interest of this type on the part of those who work in the Company and its subsidiaries gives it an added edge that makes a difference in Company performance. At June 28, 1997 there were 1,728 employees eligible to participate in the Plan. Based on the closing market price for the Company's Common Stock on July 31, 1997 of [$____] per share, the aggregate market value
of the [     ] shares of Common Stock issuable under the Plan would be [$___]
million.

     Since September 16, 1992, employees have been granted options for 202,268 shares under the 1992 Plan including options for [________] shares which were canceled or terminated or which expired unexercised through June 28, 1997. Information concerning options granted to officers and directors of the Company is set forth above under "Election of Directors." From September 16, 1992 through July 31, 1997, employees purchased 166,560 shares of Common Stock under the 1987 Employees' Stock Purchase Plan (the "1987 Plan") and 1992 Plan, and in this period officers and directors purchased [_______] shares under the 1987 and 1992 Plans. From [______, 1992] through [________, 1997] employees purchased [_______] shares of Common Stock under the 1952 Plan, and in this period officers and directors purchased no shares under the 1952 Plan.

     The 1997 Plan is intended to qualify under the provisions of Section 423 of the Internal Revenue Code as an "employee stock purchase plan," which requires that the Plan be approved by the Company's common stockholders. The affirmative vote of a majority of the votes cast at the Annual Meeting is required for such approval.

     The principal features of the Plan and its tax consequences are described below under separate headings.

PRINCIPAL FEATURES OF THE PLAN

     1. Scope of Plan. A total of not more than 800,000 authorized but unissued shares of Class A or Class B Common Stock of the Company may be issued under the Plan, and the Company, from time to time over the next five years, may grant options to its employees and the employees of designated subsidiaries to purchase such shares.

     2. Eligible Employees. Each employee of the Company (and of its subsidiaries designated to participate in the plan) having at least six months of continuous service on the date of grant of an option will be eligible to participate in the Plan. However, directors of the Company or of a subsidiary who are not employees of the Company or of a subsidiary and employees owning or deemed to own 5% or more of the Common Stock are not eligible to participate. Messrs. [Douglas R. Starrett (Chairman and CEO and a director of the Company)], Douglas A. Starrett (President and a director of the company) [George B. Webber (Vice President Webber Gage Division and a director of the Company)], and Roger
U. Wellington, Jr. (Treasurer and Chief Financial Officer and a director of the Company) are eligible to participate in the Plan.

     3. Term of Option. Each option under the Plan will, unless exercised, expire two years from the date of its grant.

     4. Purchase Price. The option price for shares under the Plan will be the lower of 85% of the fair market value of the stock at the time of grant or 85% of said value at the time of exercise.

     5. Number of Shares. Each employee will be entitled to purchase a maximum of 9,600 shares under the Plan, subject to proportionate reduction in the event the number of shares then being offered under the Plan is over-subscribed.

     6. Method of Participation. The Company will notify eligible employees of its intention to grant options and each employee will indicate the number of shares for which he or she wishes to subscribe. Thereafter, the Company will formally grant options for a specified number of shares, exercisable on a specified date two years from the date of grant.

     7. Method of Payment. An employees who receives an option will authorize payroll deductions to be made from his or her compensation over the two year term of the option. The employee may make advance cash payments in any amount at any time during the two years.

     8. Rights as Shareholders. The employee will not have any rights as a shareholder and will not receive dividends with respect to any shares subject to option until he or she has been issued certificates representing such shares.

     9. Exercise of Option. The employee may exercise an option by giving written notice to the Company specifying the number of shares he or she wishes to purchase, and representing that the stock is being acquired for investment and not with any existing intention to resell said stock. The Company is obligated as soon as practicable after receipt of this notice to apply the employee's accumulated payroll deductions and any additional cash contributions to the purchase price of the shares and to issue and deliver certificates and return any surplus payments, subject to the receipt of any required governmental approval and to applicable New York Stock Exchange requirements.

     10. Interest. Interest will be payable by the Company on any payroll deductions and additional cash contributions accumulated under the Plan. Interest shall be computed at such reasonable rate as the Company shall determine.

     11. Right to Cancel. An employee may cancel all or any part of his or her options under the Plan at any time prior to exercise, but if he or she holds more than one option, the options must be canceled in reverse chronological order of their dates of grant. Upon such cancellation, payments made by the employee with respect to the canceled options will be returned to the employee with interest.

     12. Termination of Employment. If an employee holds an option at the time his or her employment with the Company or its subsidiaries is terminated either through retirement with the consent of the Employer within three months of the date such option becomes exercisable, or by death whenever occurring, such employee or his legal representative by written notice delivered to the Company on or before the option exercise date may either cancel the option and receive, with interest, the total amount of payments made by the employee or pay the amount which is necessary to complete payment for the shares. The failure of the employee or his or her legal representative to file such a written notice shall be treated as an election to cancel the options and receive the payments due on such cancellation. Upon termination of employment with the Company for any other reason, all options held by an employee will terminate and any payments made with respect thereto will be returned to the employee with interest.

     13. Employee's Rights Not Transferable. All employees granted options under the Plan will have the same rights and privileges. Each employee's rights will be exercisable during the employee's lifetime only by the employee and may not be sold, pledged, assigned or otherwise transferred. An employee's violation of these restrictions may lead to termination of his or her options by the Company.

     14. Employment Rights. Nothing in the Plan is to be construed so as to give any employee the right to be retained in the service of the Company or any subsidiary nor to give the Company or any subsidiary the right to require the employee to remain in its service or to interfere with an employee's right to terminate employment at any time.

     15. Change in Capitalization. In the event there is a change in the outstanding stock of the Company due to a stock dividend, stock split or reorganization, the aggregate number and class of shares available under the Plan and under any outstanding options, as well as the option price, will be appropriately adjusted, but only if the Company determines that such adjustment will not constitute a modification of options granted under the Plan or otherwise disqualify the Plan under Section 423 of the Internal Revenue Code.

     16. Administration of Plan. The Company will administer the Plan, determine all questions arising thereunder and adopt, administer and interpret such rules and regulations relating to the Plan as it deems necessary or advisable.

     17. Amendment and Termination of Plan. The Company will have the right to amend the Plan at any time, but cannot make a Plan amendment relating to the aggregate number of shares available under the Plan and the class of employees eligible to participate without the approval of the holders of the Company's Common Stock. The Company may suspend or terminate the Plan at any time, but such termination will not affect the rights of employees and others holding options at the time of termination.

TAX CONSEQUENCES

     The Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended.
The Federal tax treatment of such plans is as follows: An employee who has purchased shares pursuant to an option and who disposes of such shares within 12 months after the transfer of shares to the employee, or within two years from the date of grant of the option, will realize ordinary income for Federal income tax purposes, based on any gain resulting from the difference between the option price and the fair market value of the shares on the date of exercise of the option. If an employee disposes of such shares at any time after satisfying these holding periods or if the employee should die while owning such shares, ordinary income for Federal income tax purposes will be realized, based upon the lesser of (i) the excess of the fair market value of the shares at the time of disposition or death over the price paid for the shares or (ii) the excess of the fair market value of the shares at the time the option was granted over the option price, computed as if the option had been exercised at such time.

     For purposes of computing capital gain or loss on the sale or exchange of shares by the employee, the employee's tax basis for the shares is equal to the price which he or she paid for the shares plus the amount of any ordinary income realized by the employee as a result of the disposition of the shares. A sale or exchange of the shares will give rise to capital gain to the extent that the amount received exceeds the employee's basis, or capital loss to the extent that the amount received is less than his basis. Such capital gain or loss will be taxable as a long-term capital gain or loss if the employee has owned the shares for more than 12 months on the date of disposition. If, on the date of the disposition, the employee has not held the shares for the 12 months' period, the capital gain or loss will be taxable as short-term capital gain or loss.

     The Company is entitled to a deduction under Section 162 of the Internal Revenue Code with respect to the ordinary income realized by an employee as a result of the disposition of stock issued to a participant in an "employee stock purchase plan" only in the event that the disposition occurs prior to satisfaction of the holding periods described in the first paragraph of this Section.

     Approval of the Plan requires the affirmative vote of a majority of the votes cast at the Annual Meeting.

     The Board of Directors unanimously recommends a vote FOR the approval of the 1997 Employees' Stock Purchase Plan.

           III. PROPOSAL TO AMEND THE COMPANY'S RESTATED ARTICLES OF ORGANIZATION TO INCREASE THE AGGREGATE NUMBER OF
               SHARES OF CLASS A COMMON STOCK THAT THE COMPANY
              SHALL HAVE THE AUTHORITY TO ISSUE FROM 10,000,000
                          SHARES TO 20,000,000 SHARES

     The Board of Directors has unanimously approved and proposed for submission to stockholders an amendment to the Company's Restated Articles of Organization pursuant to which the aggregate number of shares of Class A Common Stock, $1.00 par value, which the Company shall have the authority to issue would be increased from 10,000,000 to 20,000,000 shares. If the above amendment is approved, Section 3 of the Company's Restated Articles of Organization would be amended to read as follows:

          "3. The total number of shares and the par value, if any, of each class of stock which the corporation is authorized to issue is as follows:

                          WITHOUT PAR VALUE     WITH PAR VALUE
                          -----------------  ---------------------
                               NUMBER          NUMBER
     CLASS OF STOCK           OF SHARES      OF SHARES   PAR VALUE
------------------------  -----------------  ----------  ---------

      Preferred.........        None            None

      Common
        Class A.........        None          20,000,000     $1.00
        Class B.........        None          10,000,000     $1.00"

     Subject to favorable stockholder action, the proposed amendment would become effective upon the filing of Articles of Amendment with the Secretary of The Commonwealth of Massachusetts, which would be expected to occur shortly after stockholder approval of this amendment. Upon filing of such amendment, all stockholders of the Company would be bound by the amendment, whether or not they voted for it.

     As of ________ __, 1997, [             ] shares of the Company's Class A
Common Stock were issued and outstanding, and an additional [            ]
shares were reserved for issuance upon exercise of employee stock options under
the 1952, 1992 and 401(k) Plans, and [   ] shares were reserved for issuance
upon conversion of the outstanding shares of Class B Common Stock, leaving [
] authorized but unissued or unreserved shares.  In addition, in the event that
the 1997 Plan is adopted (see Section II above), [       ] shares would be
reserved for the future grant of options under such plan. If the proposed amendment to the Company's Restated Articles of Organization is adopted, not
less than [           ] unreserved shares of Class A Common Stock would then be
available for issuance for proper corporate purposes, assuming full reservation of shares for all current plans.

     The Board of Directors believes that the increased number of authorized shares of Class A Common Stock contemplated by the proposed amendment is desirable to permit additional shares to be available for issuance from time to time, without further action or authorization by the stockholders (except as required by law or by the rules of the New York Stock Exchange), if needed for such proper corporate purposes as may be determined by the Board of Directors. Such corporate purposes might include the split of the Company's stock by declaration of a stock dividend, the raising of additional capital funds through the issuance of additional shares, and/or the acquisition by the Company of other companies. While the Company has no immediate plans, nor are there any existing or proposed agreements or understandings to issue any of the additional shares of Class A Common Stock which are the subject of this proposal except pursuant to the 1997 Plan (See Section II above), the increase in authorized shares will allow the Board of Directors to move promptly to issue additional shares if appropriate opportunities or corporate purposes should arise. Depending upon the circumstances, the issuance of the additional authorized shares may be authorized by the Board of Directors without any requirement for further stockholder approval, and stockholders have no preemptive rights under the Company's charter to subscribe to newly issued shares. The additional shares of Class A Common Stock authorized under the proposed amendment would be part of the existing class of Class A Common Stock and, if and when issued, would have the same rights and privileges as shares of Class A Common Stock currently outstanding.

     In addition to the more traditional uses described above, the authorization of additional shares of a company's stock may be used in the context of defenses against possible or threatened hostile takeovers. For example, shares of common stock could be used by directors of a company for common stock rights plans, as well as in other ways, so as to provide special conversion or other features designed to deter a hostile takeover. Authorized and unissued shares could also be issued in an effort to defeat certain takeover attempts since the issuance of additional shares could dilute the ownership of interest of a substantial stockholder, increase the total amount of consideration necessary for a person to obtain control, or increase the voting power of friendly third parties.
These uses could have the effect of making it more difficult for a third party to remove incumbent management or to accomplish a given transaction, even if such actions would generally be beneficial to stockholders. The Board of Directors has concluded, however, that the advantages of the additional authorized shares outweigh any potential disadvantages. Assuming the proposed increase is approved by the stockholders, the Company intends to use the additional shares for the purposes described above, and has no intention to use them to deter takeovers.

     The Board does not intend to issue any Class A Common Stock to be authorized under the amendment except upon terms that the Board deems to be in the best interests of the Company. The issuance of additional shares of Class A Common Stock without further stockholder approval may, among other things, have a dilutive effect on earnings per share and on equity of the present holders of Class A Common Stock and their voting rights.

     The Class A Common Stock of the Company is currently listed on the New York Stock Exchange and the Company intends to apply for listing of any additional shares of Class A Common Stock when such shares are issued. The New York Stock Exchange currently requires stockholder approval as a prerequisite to listing shares in several instances, including acquisition transactions, when the issuance or potential issuance of shares could result in an increase by at least 20% in the number of shares of common stock outstanding.

     Financial statements are omitted from the Proxy Statement as not being material for the exercise of prudent judgment by the stockholders in regard to the proposed amendment. The Company's consolidated financial statements and management's discussion and analysis of results of operations and financial condition are included in the Company's Annual Report to Stockholders for the fiscal year ended June 28, 1997.

     It is the intention of the persons named as proxies to vote the shares to which the proxy relates to approve the proposed amendment to the Company's Restated Articles of Organization, unless instructed to the contrary. If the proposed amendment is not approved by the stockholders, the increase in authorized Class A Common Stock will not take effect. The affirmative vote of the holders of at least a majority of all issued and outstanding shares of each of the Class A Common Stock and the Class B Common Stock of the Company entitled to vote at the meeting is required to authorize the proposed amendment.

     The Board of Directors unanimously recommends a vote FOR the proposed amendment.

                   IV. RELATIONSHIP WITH INDEPENDENT AUDITORS

     During the year ended June 28, 1997, Deloitte & Touche was engaged to perform the annual audit. Representatives of Deloitte & Touche are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so; they will be available to respond to appropriate questions.

     The Company presently expects to engage Deloitte & Touche as auditors for the 1998 fiscal year, but the selection will not be made until the September 1997 meeting of the Company's Board of Directors.

                                   V. GENERAL

A. SOLICITATION AND VOTING

     In case any person or persons named herein for election as a director should not be available for election at the Annual Meeting, proxies in the enclosed form (in the absence of express contrary instructions) may be voted for a substitute or substitutes as well as for other persons named herein.

     As of the date of this statement your management knows of no business that will be presented to the Annual Meeting that is not referred to in the accompanying notice, other than the approval of the minutes of the last meeting of stockholders, which action will not be construed as approval or disapproval of any of the matters referred to in such minutes.

     As to other business, if any, that may properly come before the Annual Meeting, it is intended that proxies in the attached form that do not contain specific instructions to the contrary will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

     A summary of the Annual Meeting of the Stockholders of the Company will be sent to each stockholder.

     The enclosed proxy is solicited by the Board of Directors of the Company. The cost of solicitation will be borne by the Company. Such solicitation will be made by mail and may also be made by the Company's officers and employees personally or by telephone or telegram. The Company will, on request, reimburse brokers, custodians and nominees for their expenses in sending proxies and proxy material to beneficial owners. A proxy that is executed but that does not specify a vote for, against or in abstention will be voted in accordance with the recommendation of the Board of Directors contained herein.

     Consistent with state law and under the Company's by-laws, a majority of the shares entitled to be cast on a particular matter, present in person or represented by proxy, constitutes a quorum as to such matter. Votes cast by proxy or in person at the Annual Meeting will be counted by persons appointed by the Company to act as election tellers for the Annual Meeting. The two nominees for election as directors at the Annual Meeting who receive the greatest number of votes properly cast for the election of directors shall be elected directors.

     The election tellers will count shares represented by proxies that withhold authority to vote for a nominee for election as a director or that reflect abstentions and "broker non-votes" (i.e., shares represented at the meeting held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) only as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum, but neither abstentions nor broker non-votes will have any effect on the election of directors (Section I) or on the adoption of the Employees'

Stock Purchase Plan (Section II). Absentions and broker non-votes will count as negative votes with respect to the amendment to the Restated Articles of Organization (Section III).

B. SUBMISSION OF STOCKHOLDER PROPOSALS

     Stockholder proposals for inclusion in the Company's proxy statement for its 1998 Annual Meeting must be received by the Company no later than April 15, 1998.

     IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY IN THE STAMPED ENVELOPE ADDRESSED TO THE COMPANY AT ATHOL, MASSACHUSETTS. Stockholders who send in proxies, but attend the Annual Meeting in person, may withdraw their proxies and vote directly if they prefer or may allow their proxies to be voted with the similar proxies sent in by other stockholders.

August 15, 1997

                                 EXHIBIT INDEX
                                 -------------



     EXHIBIT A      Form of 1997 Employees' Stock Purchase Plan


     EXHIBIT B      Forms of Proxy Cards

                                                                 EXHIBIT A


                           THE L.S. STARRETT COMPANY

                      1997 EMPLOYEES' STOCK PURCHASE PLAN


Section 1.  Purpose and Scope of Plan.
            --------------------------

     The L.S. Starrett Company 1997 Employees' Stock Purchase Plan (the "Plan") is intended to provide a convenient means by which eligible employees of The L.S. Starrett Company (the "Company") and of such subsidiaries of the Company as the Board of Directors of the Company may from time to time designate ("participating subsidiaries") may save regularly through voluntary, systematic payroll deductions and use such savings to purchase shares of stock of the Company ("Stock") at an option price, and thereby acquire an interest in the future of the Company. For all purposes of the Plan, the term "Stock" shall include Class A Common Stock of the Company and, to such extent (if any) as the Board of Directors of the Company may determine consistent with the purposes of the Plan, Class B Common Stock of the Company. The purpose of the Plan is to help provide personnel a nest egg for retirement. The Plan is not intended to be used as a buy and sell plan while the participant is actively employed. The Plan allows each participant to acquire shares of Stock at a favorable price to accomplish this purpose.

     For these purposes, the Company has established this Plan under which it will issue an aggregate of not more than ________ shares of Stock pursuant to the exercise of options granted only to employees who meet the eligibility requirements set forth in Section 2 hereof. Said options shall, subject to the Company's right to discontinue the Plan at its discretion at any time, be granted by the Company from time to time over a five-year period commencing with the effective date of the Plan as specified in Section 20 hereof.

     For purposes of the Plan, the term "subsidiary" shall mean a "subsidiary corporation" within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as it may from time to time be amended (the "Code").

Section 2.  Eligible Employees.
            -------------------

     Each employee (including employee-directors) who, on a date of grant of an option hereunder, has six months or more continuous service in the employ of the Company or a participating subsidiary shall be eligible to participate in the Plan.

Section 3.  Term of Options.
            ----------------

     Subject to Section 12 hereof, each option for the purchase of Stock hereunder shall, unless exercised in accordance with Section 9, expire two years from the date of its grant.

Section 4.  Purchase Price.
            ---------------

     The purchase price of the Stock issued pursuant to the exercise of an option granted under the Plan shall be 85% of the fair market value of the Stock at (i) the time of grant of the option or (ii) the time at which such option is exercised, whichever is less. The fair market value of the Stock shall be determined by the Company.

Section 5.  Number of Shares.
            -----------------

     Pursuant to any offering made by the Company, the Company shall grant to an eligible employee an option to purchase such number of shares of Stock as the employee may request but no employee shall be granted options permitting him to purchase more than ______ shares under the Plan. All such requests shall be subject to adjustment by the Company, which reserves the right to reduce on a substantially proportionate basis the number of shares which all employees have requested to purchase in the event that the number of shares of Stock then available under the Plan is insufficient to grant the total number of shares provided in such requests.

Section 6.  Method of Participation.
            ------------------------

     Upon notice of the Company's intention to grant options pursuant to the Plan, each employee who will be eligible on the date of grant shall, within the time and in the manner specified in said notice, inform the Company of the number of shares of Stock for which he wishes to receive an option pursuant thereto. Thereafter, the Company shall grant each such employee an option in writing which shall include provisions as to the date of grant of the option, the option price, the number of shares of Stock subject to such option, the date such option shall be exercisable, and the date such option will expire.

Section 7.  Method of Payment.
            -----------------

     An employee who wishes to accept the terms of an option granted hereunder shall execute and deliver to the Company a payroll deduction authorization providing for the accumulation of savings equal to the total purchase price for the Stock subject to such option (determined by reference to its value on the date of grant) by means of substantially equal payroll deductions over the term of the option.

     Any employee who voluntarily terminates or withdraws his payroll deduction authorization shall be deemed to have cancelled his option and the provisions of
Section 11 shall
apply. If an employee's payroll deductions are temporarily discontinued because of leave of absence or temporary disability, such employee shall have the right at any time prior to the expiration of the option to pay in cash the amount by which the full purchase price of the number of shares he wishes to purchase under the option exceeds the amount paid in by payroll deductions.

     Notwithstanding anything herein to the contrary, an employee may make advance cash payments at any time and in any amounts.

Section 8.  Rights as a Shareholder.
            ------------------------

     An employee shall not have any of the rights and privileges of a shareholder of the Company and shall not receive any dividends in respect to any shares of Stock subject to an option hereunder, unless and until he has been issued certificates representing such shares.

Section 9.  Exercise of Options.
            --------------------

     Any option granted under the Plan shall be exercised by written notice filed with the Company at such time and in such form as the Company may prescribe. Such notice of exercise shall specify the number of shares for which such option is exercised and shall include a representation that the Stock to be issued pursuant to such exercise is being acquired for investment and not with any existing intention to resell said Stock.

     As soon as practicable after receipt of such notice of exercise, the Company shall apply the employee's accumulated savings and any additional cash contributions under the Plan to the purchase price of the shares under the option so exercised, shall issue and deliver certificates for said shares to the employee and shall return to him the balance, if any, of payments made by him and interest thereon in excess of the total purchase price of the shares so issued.

     Notwithstanding anything herein to the contrary, the Company's obligation to issue and deliver shares of Stock under the Plan shall be subject to the approval of any governmental authority required in connection with the authorization, issuance, sale or transfer of said shares and to any requirements of the New York Stock Exchange applicable thereto.

Section 10.  Interest.
             ---------

     Interest shall be payable on any savings and any additional cash contributions accumulated under the Plan by an employee. Such interest shall be computed in such reasonable manner and at such reasonable rate as the Company shall determine.

Section 11.  Right to Cancel.
             ----------------

     An employee who holds an option under the Plan may at any time prior to his exercise thereof cancel all or any part of his option by filing a notice in writing with the Company. In the event that an employee holds more than one option, he may cancel any or all options so held; provided, however, that such employee must cancel said options in reverse chronological order of their dates of grant. Upon such cancellation, all payments made by the employee in respect to the cancelled portion of such option shall be returned to him with interest.

Section 12.  Termination of Employment.
             --------------------------

     In the event an employee holds any option hereunder at the time his service with the Company and its Subsidiaries is terminated by his retirement with the consent of the employer within three months of the time such option becomes exercisable, or by his death whenever occurring, such employee or his legal representative may, by a writing delivered to the Company on or before the date such option is exercisable, elect either to (i) cancel any such option and receive in cash, with interest, the total amount of any savings and additional contributions accumulated in respect to such option, or (ii) pay to the Company the amount, if any, which is necessary to complete payment for the shares of Stock under option. In the event such employee or his legal representative does not file a written election upon such termination any outstanding option shall be treated as if an election had been filed pursuant to subparagraph (i) above.

     Upon the termination of an employee's service with the Company and its subsidiaries for any other reason, any option held by him under the Plan shall terminate and all savings and additional contributions accumulated by the employee in respect thereto shall be returned to him with interest, and he shall have no further rights under the Plan.

Section 13.  Employee's Rights Not Transferable.
             -----------------------------------

     All employees granted options under the Plan shall have the same rights and privileges, and each employee's rights and privileges under the Plan shall be exercisable during his lifetime only by him and shall not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution. In the event any employee violates the terms of this Section, any options held by him may be terminated by the Company and upon return to the employee of any savings and additional contributions accumulated by him in respect thereto, all his rights under the Plan shall terminate.

Section 14.  Employment Rights.
             ------------------

     Nothing contained in the provisions of the Plan shall be construed to give to any employee the right to be retained in the employ of the Company or any subsidiary or to interfere with the right of the Company or any subsidiary to discharge any employee at any time; nor shall it be construed to give the Company or any subsidiary the right to require any employee to remain in its employ or to interfere with an employee's right to terminate his employment at any time.

Section 15.  Change in Capitalization.
             -------------------------

     In the event of any change in the outstanding Stock of the Company by reason of a stock dividend, split-up, recapitalization, merger, consolidation or other reorganization, the aggregate number and class of shares available under the Plan and the number and class of shares under option but not exercised and the option price shall be appropriately adjusted; provided, however, that no such adjustment shall be made unless the Company shall be satisfied that it will not constitute a modification of the options granted under the Plan or otherwise disqualify the Plan as an employee stock purchase plan under the provisions of
Section 423 of the Code.

Section 16.  Administration of Plan.
             -----------------------

     The Plan shall be administered by the Company, which shall have the right to determine any questions that may arise regarding the interpretation and application of the provisions of the Plan and to make, administer and interpret such rules and regulations as it shall deem necessary or advisable.

Section 17.  Amendment and Termination of Plan.
             ----------------------------------

     The Company reserves the right at any time or times to amend the Plan to any extent and in any manner it may deem advisable by vote of its Board of Directors; provided, however, that any amendment relating to the aggregate number of shares which may be issued under the Plan (other than an adjustment provided for in Section 15 hereof) or the employees (or class of employees) to receive options under the Plan shall not have any force or effect unless it shall have been approved within 12 months before or after its adoption by a majority of the holders of voting stock of the Company voting in person or by proxy at a duly held meeting.

     The Company expects the Plan to remain in effect for the period specified in Section 1, but expressly reserves the right to withdraw, suspend or terminate the Plan prior to its normal expiration date. In the event of such termination, the rights and privileges of each employee or other holder of any option hereunder shall not be affected.

Section 18.  Approval of Stockholders.
             -------------------------

     The Plan shall not have any force or effect unless it shall have been approved within 12 months before or after its adoption by the Board of Directors by a majority of the votes cast at a duly held stockholders' meeting at which a quorum representing a majority of all outstanding Stock is, either in person or by proxy, present and voting on the Plan.

Section 19.  Compliance with Code.
             ---------------------

     Notwithstanding any other provisions of the Plan:

     No option shall be granted hereunder which could cause the Plan or any other options issued hereunder to fail to qualify under Section 423 of the Code. Without limiting the foregoing, all employees granted options under the Plan shall have the same rights and privileges, subject to and consistent with the provisions of Section 423(b)(5) of the Code.

     Any director of the Company or of a subsidiary who is not an employee of the Company or of a subsidiary, and any employee who immediately after the grant of an option to him is determined (in accordance with the provisions of Sections 423 and 424(d) of the Code) to own Stock possessing 5% or more of the total combined voting power or value of all classes of Stock of the Company or of its parent or subsidiary corporations, as defined in Section 424 of the Code, shall not be eligible to purchase Stock pursuant to the Plan.

     No employee shall be granted an option under the Plan that would permit his rights to purchase shares of Stock under all employee stock purchase plans of the Company and its parent and subsidiary corporations, as defined in Section 424 of the Code, to accrue at a rate that exceeds $25,000 in fair market value of such Stock (determined at the time the option is granted) for each calendar year during which any such option granted to such employee is outstanding at any time.

Section 20.  Effective Date.
             ---------------

     The effective date of the Plan shall be September ___, 1997.

                                                                    EXHIBIT B
                          THE L.S. STARRETT COMPANY

  DIRECTIONS UNDER 401(K) STOCK SAVINGS PLAN AND EMPLOYEE STOCK OWNERSHIP PLAN
      OF THE L.S. STARRETT COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 17, 1997

     The undersigned hereby directs Douglas A. Starrett, Roger U. Wellington, Jr. and Richard C. Newton, and each of them, as trustees under the 401(k) Stock Savings Plan and Employee Stock Ownership Plan (the "Plans") of The L.S. Starrett Company (the "Company"), to vote and act in the manner designated below at the Annual Meeting of Stockholders to be held on the 17th day of September, 1997 at 2:00 p.m. at the office of the Company in Athol, Massachusetts, and any adjournments thereof, upon and in respect of all of the shares of the Class A and B Common Stock of the Company allocated to the undersigned under the Plans. The undersigned hereby revokes any other directions previously given to vote the same shares of stock for said meeting.

           MANAGEMENT RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

       1.  ELECTION OF DIRECTORS:  As set forth in the Proxy Statement.

Class A Stockholders: William S. Hurley      Class A and B Stockholders:
                                              Douglas A. Starrett

              [_] FOR    [_] WITHHELD    [_] FOR    [_] WITHHELD


       2.  APPROVAL OF 1997 EMPLOYEES' STOCK PURCHASE PLAN.

                     [_] FOR    [_] AGAINST    [_] ABSTAIN


       3.  APPROVAL OF AMENDMENT TO THE COMPANY'S RESTATED
                      ARTICLES OF ORGANIZATION.

                     [_] FOR    [_] AGAINST    [_] ABSTAIN

The Shares represented hereby will be voted as directed herein but, if no directions are indicated hereon, they will be voted FOR Items 1, 2 and 3.

This instrument delegates discretionary authority with respect to matters not known or determined at the time of solicitation of this instrument.

PLEASE MARK, SIGN, DATE AND RETURN THIS INSTRUMENT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                        Dated:  ________________________, 1997
                                                     (Please Date)



                                        ____________________________________


                                        ____________________________________
                                                    Sign Here

                                        Note:  Please sign exactly as name(s)
                                        appears hereon. Joint owners should
                                        each sign.  When signing as attorney,
                                        executor, administrator, trustee or
                                        guardian, please give full title as
                                        such.  If signer is a corporation,
                                        please sign corporate name in full
                                        by authorized officer.

FOR VOTING CLASS B COMMON STOCK ONLY                                  PROXY CARD
                           THE L.S. STARRETT COMPANY
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
      OF THE L.S. STARRETT COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 17, 1997

     The undersigned hereby constitutes and appoints Douglas A. Starrett, Douglas R. Starrett, and George B. Webber, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote and act in the manner designated below at the Annual Meeting of Stockholders of the L.S. Starrett Company (the "Company") to be held on the 17th day of September, 1997 at 2:00 p.m. at the office of the Company in Athol, Massachusetts, and any adjournments thereof, upon and in respect of all of the shares of the Class B Common Stock of the Company as to which the undersigned may be entitled to vote or act, with all powers the undersigned would possess if personally present, and without limiting the general authorization hereby given, the undersigned directs that his vote be cast as specified in the Proxy. The undersigned hereby revokes any proxy previously granted to vote the same shares of stock for said meeting.

           MANAGEMENT RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

       1.  ELECTION OF DIRECTORS:  As set forth in the Proxy Statement.

                         Nominee:   Douglas A. Starrett

                            [_] FOR    [_] WITHHELD


       2.  APPROVAL OF 1997 EMPLOYEES' STOCK PURCHASE PLAN.

                     [_] FOR    [_] AGAINST    [_] ABSTAIN


       3.  APPROVAL OF AMENDMENT TO THE COMPANY'S RESTATED
                    ARTICLES OF ORGANIZATION.

                     [_] FOR    [_] AGAINST    [_] ABSTAIN

The Shares represented hereby will be voted as directed herein but, if no directions are indicated hereon, they will be voted FOR Items 1, 2 and 3.

This instrument delegates discretionary authority with respect to matters not known or determined at the time of solicitation of this instrument.

PLEASE MARK, SIGN, DATE AND RETURN THIS INSTRUMENT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                        Dated:  ________________________, 1997
                                                     (Please Date)



                                        ____________________________________


                                        ____________________________________
                                                     Sign Here

                                        Note: Please sign exactly as name(s)
                                        appears hereon. Joint owners should
                                        each sign. When signing as attorney,
                                        executor, administrator, trustee or
                                        guardian, please give full title as
                                        such. If signer is a corporation,
                                        please sign corporate name in full
                                        by authorized officer.

                     THE L.S. STARRETT COMPANY                       PROXY CARD

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
      OF THE L.S. STARRETT COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 17, 1997

     The undersigned hereby constitutes and appoints Douglas A. Starrett, Douglas R. Starrett, and George B. Webber, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote and act in the manner designated below at the Annual Meeting of Stockholders of the L.S. Starrett Company (the "Company") to be held on the 17th day of September, 1997 at 2:00 p.m. at the office of the Company in Athol, Massachusetts, and any adjournments thereof, upon in respect of all of the shares of the Class A and Class B Common Stock of the Company as to which the undersigned may be entitled to vote or act, with all powers the undersigned would possess if personally present, and without limiting the general authorization hereby given, the undersigned directs that his vote be cast as specified in the Proxy. The undersigned hereby revokes any proxy previously granted to vote the same shares of stock for said meeting.


           MANAGEMENT RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

       1.  ELECTION OF DIRECTORS:  As set forth in the Proxy Statement.

 Class A Stockholders: William S. Hurley      Class A and B Stockholders:
                                               Douglas A. Starrett

              [_] FOR    [_] WITHHELD    [_] FOR    [_] WITHHELD


       2.  APPROVAL OF 1997 EMPLOYEES' STOCK PURCHASE PLAN.

                     [_] FOR    [_] AGAINST    [_] ABSTAIN


       3.  APPROVAL OF AMENDMENT TO THE COMPANY'S
              RESTATED ARTICLES OF ORGANIZATION.

                     [_] FOR    [_] AGAINST    [_] ABSTAIN

The Shares represented hereby will be voted as directed herein but, if no directions are indicated hereon, they will be voted FOR Items 1, 2 and 3.

This instrument delegates discretionary authority with respect to matters not known or determined at the time of solicitation of this instrument.

PLEASE MARK, SIGN, DATE AND RETURN THIS INSTRUMENT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                        Dated:  ________________________, 1997
                                                     (Please Date)



                                        ____________________________________


                                        ____________________________________
                                                    Sign Here

                                        Note:  Please sign exactly as name(s)
                                        appears hereon. Joint owners should
                                        each sign.  When signing as attorney,
                                        executor, administrator, trustee or
                                        guardian, please give full title as
                                        such.  If signer is a corporation,
                                        please sign corporate name in full
                                        by authorized officer.

                         THE L.S. STARRETT COMPANY                   PROXY CARD

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
      OF THE L.S. STARRETT COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 17, 1997

     The undersigned hereby constitutes and appoints Douglas A. Starrett, Douglas R. Starrett, and George B. Webber, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote and act in the manner designated below at the Annual Meeting of Stockholders of the L.S. Starrett Company (the "Company") to be held on the 17th day of September, 1997 at 2:00 p.m. at the office of the Company in Athol, Massachusetts, and any adjournments thereof, upon and in respect of all of the shares of the Class A and Class B Common Stock of the Company as to which the undersigned may be entitled to vote or act, with all powers the undersigned would possess if personally present, and without limiting the general authorization hereby given, the undersigned directs that his vote be cast as specified in the Proxy. The undersigned hereby revokes any proxy previously granted to vote the same shares of stock for said meeting.

           MANAGEMENT RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

       1.  ELECTION OF DIRECTORS:  As set forth in the Proxy Statement.

     Class A Stockholders:  William S. Hurley    Class A and B Stockholders:
                                                  Douglas A. Starrett

                [_] FOR    [_] WITHHELD  [_] FOR    [_]WITHHELD


       2.  APPROVAL OF 1997 EMPLOYEES' STOCK PURCHASE PLAN.

                     [_] FOR    [_] AGAINST    [_] ABSTAIN


       3.  APPROVAL OF AMENDMENT TO THE COMPANY'S
              RESTATED ARTICLES OF ORGANIZATION.

                     [_] FOR    [_] AGAINST    [_] ABSTAIN

The Shares represented hereby will be voted as directed herein but, if no directions are indicated hereon, they will be voted FOR Items 1, 2 and 3.

This instrument delegates discretionary authority with respect to matters not known or determined at the time of solicitation of this instrument.

PLEASE MARK, SIGN, DATE AND RETURN THIS INSTRUMENT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                        Dated:  ________________________, 1997
                                                     (Please Date)



                                        ____________________________________


                                        ____________________________________
                                                     Sign Here

                                        Note:  Please sign exactly as name(s)
                                        appears hereon. Joint owners should
                                        each sign.  When signing as attorney,
                                        executor, administrator, trustee or
                                        guardian, please give full title as
                                        such.  If signer is a corporation,
                                        please sign corporate name in full
                                        by authorized officer.

FOR VOTING CLASS A COMMON STOCK ONLY                                PROXY CARD
                           THE L.S. STARRETT COMPANY
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
      OF THE L.S. STARRETT COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 17, 1997

     The undersigned hereby constitutes and appoints Douglas A. Starrett, Douglas R. Starrett, and George B. Webber, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote and act in the manner designated below at the Annual Meeting of Stockholders of the L.S. Starrett Company (the "Company") to be held on the 17th day of September, 1997 at 2:00 p.m. at the office of the Company in Athol, Massachusetts, and any adjournments thereof, upon and in respect of all of the shares of the Class A Common Stock of the Company as to which the undersigned may be entitled to vote or act, with all powers the undersigned would possess if personally present, and without limiting the general authorization hereby given, the undersigned directs that his vote be cast as specified in the Proxy. The undersigned hereby revokes any proxy previously granted to vote the same shares of stock for said meeting.

           MANAGEMENT RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

       1.  ELECTION OF DIRECTORS:  As set forth in the Proxy Statement.

                        Nominees:    William S. Hurley
                                     Douglas A. Starrett

                       [_] FOR              [_] WITHHELD
                           both nominees        from both nominees
                 For, except vote withheld from the following nominee:

                       [_]  _______________________________________


       2.  APPROVAL OF 1997 EMPLOYEES' STOCK PURCHASE PLAN.

                     [_] FOR    [_] AGAINST    [_] ABSTAIN


       3.  APPROVAL OF AMENDMENT TO THE COMPANY'S
              RESTATED ARTICLES OF ORGANIZATION.

                     [_] FOR    [_] AGAINST    [_] ABSTAIN

The Shares represented hereby will be voted as directed herein but, if no directions are indicated hereon, they will be voted FOR Items 1, 2 and 3.

This instrument delegates discretionary authority with respect to matters not known or determined at the time of solicitation of this instrument.

PLEASE MARK, SIGN, DATE AND RETURN THIS INSTRUMENT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                        Dated:  ________________________, 1997
                                                     (Please Date)



                                        ____________________________________


                                        ____________________________________
                                                      Sign Here

                                        Note:  Please sign exactly as name(s)
                                        appears hereon.  Joint owners should
                                        each sign.  When signing as attorney,
                                        executor, administrator, trustee or
                                        guardian, please give full title as
                                        such.  If signer is a corporation,
                                        please sign corporate name in full
                                        by authorized officer.